Nature of Operations And Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2015
Nature of Operations And Summary of Significant Accounting Policies [Abstract]
Significant Accounting Policies
Nature of Operations and Summary of Significant Accounting Policies
A.       Company Structure and Basis of Presentation.    Columbia Pipeline Group, Inc. ("CPG") is a growth-oriented Delaware corporation formed by NiSource Inc. ("NiSource") on September 26, 2014 to own, operate and develop a portfolio of pipelines, storage and related midstream assets. CPG owns and operates, through its subsidiaries, approximately 15,000 miles of strategically located interstate gas pipelines extending from New York to the Gulf of Mexico and one of the nation’s largest underground natural gas storage systems, with approximately 300 MMDth of working gas capacity, as well as related gathering and processing assets. CPG indirectly owns the general partner of CPPL and all of CPPL’s subordinated units and incentive distribution rights. CPG did not have any material assets or liabilities as a separate corporate entity until the contribution of CEG from NiSource on February 11, 2015. As a result of this contribution, the financial statements for periods as of and subsequent to September 26, 2014 reflect the consolidated financial position, results of operations and cash flows for CPG. All periods prior to September 26, 2014 reflect the combined financial position, results of operations and cash flows for CPG's Predecessor (the "Predecessor").
CPG is engaged in regulated gas transportation and storage services for LDCs, marketers, producers and industrial and commercial customers located in northeastern, mid-Atlantic, Midwestern and southern states and the District of Columbia along with unregulated businesses that include midstream services, including gathering, treating, conditioning, processing, compression and liquids handling, and development of mineral rights positions. The regulated services are performed under a tariff at rates subject to FERC approval.
Separation. On June 2, 2015, NiSource announced that its board of directors approved the separation of CPG from NiSource (the “Separation”) through the distribution of CPG common stock to holders of NiSource common stock as of June 19, 2015 (the “Record Date”). On July 1, 2015, NiSource distributed, pursuant to an effective registration statement on Form 10, 317.6 million shares, one share of CPG common stock for every one share of NiSource common stock held by NiSource stockholders on the Record Date. As of July 1, 2015, CPG is an independent, publicly traded company, and NiSource did not retain any ownership interest in CPG. CPG's common stock began trading "regular-way" under the ticker symbol "CPGX" on the NYSE on July 2, 2015. In connection with the Separation, CPG completed the following transactions:

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In May 2015, CPG completed its private placement of senior notes and received proceeds of approximately $2,722.3 million. CPG utilized a portion of the proceeds to repay approximately $1,087.3 million of intercompany debt and short-term borrowings, including, net amounts due from the money pool between CPG and NiSource Finance Corp. ("NiSource Finance");

•	CPG further utilized the proceeds from the senior notes to make a cash distribution of approximately $1,450.0 million to NiSource; and

•	Accounts related to NiSource and its subsidiaries, including accounts receivable and accounts payable, were reclassified from affiliated to non-affiliated.
Agreements with NiSource following the Separation. CPG entered into the Separation and Distribution Agreement and several other agreements with NiSource to effect the Separation and provide a framework for CPG’s relationship with NiSource, and its subsidiaries, after the Separation. The Separation and Distribution Agreement contains many of the key provisions related to CPG’s separation from NiSource and the distribution of CPG’s shares of common stock to NiSource’s stockholders, including cross-indemnities between CPG and NiSource. In general, NiSource has agreed to indemnify CPG for any liabilities relating to NiSource's business and CPG has agreed to indemnify NiSource for any liabilities relating to CPG's business. In addition to the Separation and Distribution Agreement, CPG entered into the following agreements with NiSource related to the Separation:

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Tax Allocation Agreement - Provides for the respective rights, responsibilities, and obligations of NiSource and CPG with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, tax contests, and certain other matters regarding taxes.

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Employee Matters Agreement - Provides for the respective obligations to employees and former employees who are or were associated with CPG (including those employees who transferred employment from NiSource to CPG prior to the Separation) and for other employment and employee benefits matters.

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Transition Services Agreement - Provides for the provision of certain transitional services by NiSource to CPG, and vice versa. The services may include the provision of administrative and other services identified by the parties. The charge for these services is expected to be based on actual costs incurred by the party rendering the services without profit.

CPG’s accompanying Consolidated and Combined Financial Statements have been prepared in accordance with GAAP. These financial statements include the accounts of the following subsidiaries: Columbia Gas Transmission, Columbia Gulf, Columbia Midstream, CEVCO, CNS Microwave, Crossroads, CPGSC, CEG, Columbia Remainder Corporation, CPP GP LLC, CPPL, OpCo GP, Columbia OpCo and CPG. Also included in the Consolidated and Combined Financial Statements are equity method investments Hardy Storage, Millennium Pipeline, and Pennant. All intercompany transactions and balances have been eliminated.
B. Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
C. Cash and Cash Equivalents.  Cash and cash equivalents are liquid marketable securities with an original maturity date of less than three months.
D. Allowance for Uncollectible Accounts. The reserve for uncollectible receivables is CPG's best estimate of the amount of probable credit losses in the existing accounts receivable. Collectability of accounts receivable is reviewed regularly and an allowance is established or adjusted, as necessary, using the specific identification method. Account balances are charged against the allowance when it is anticipated the receivable will not be recovered.
E. Basis of Accounting for Rate-Regulated Subsidiaries.    Rate-regulated subsidiaries account for and report assets and liabilities consistent with the economic effect of the way in which regulators establish rates, if the rates established are designed to recover the costs of providing the regulated service and it is probable that such rates can be charged and collected. Certain expenses and credits subject to utility regulation or rate determination normally reflected in income are deferred on the Consolidated Balance Sheets and are recognized in income as the related amounts are included in service rates and recovered from or refunded to customers.
In the event that regulation significantly changes the opportunity for CPG to recover its costs in the future, all or a portion of CPG’s regulated operations may no longer meet the criteria for regulatory accounting. In such an event, a write-down of all or a portion of CPG’s existing regulatory assets and liabilities could result. If CPG is unable to continue to apply the provisions of regulatory accounting, CPG would be required to apply the provisions of Discontinuation of Rate-Regulated Accounting. In management’s opinion, CPG’s regulated subsidiaries will be subject to regulatory accounting for the foreseeable future. Please see Note 11, "Regulatory Matters," in the Notes to Consolidated and Combined Financial Statements for further discussion.
F.       Property, Plant and Equipment and Related AFUDC and Maintenance.    Property, plant and equipment is stated at cost. CPG's rate-regulated subsidiaries record depreciation using composite rates on a straight-line basis over the remaining service lives of the properties as approved by the appropriate regulators. CPG's non-regulated companies depreciate assets on a component basis on a straight-line basis over the remaining service lives of the properties.

CPG capitalizes AFUDC on all classes of property except organization costs, land, autos, office equipment, tools and other general property purchases. The allowance is applied to construction costs for that period of time between the date of the expenditure and the date on which such project is placed in service. A combination of short-term borrowings, long-term debt and equity were used to fund construction efforts for all three years presented. The pre-tax rate for AFUDC debt and ADUFC equity are summarized in the table below:

	2015		2014		2013
	Debt	Equity	Debt	Equity	Debt	Equity
					Predecessor
Columbia Gas Transmission	1.8%	6.3%	0.9%	3.0%	2.5%	3.2%
Columbia Gulf	2.9%	6.3%	2.1%	9.4%	2.5%	3.2%

CPG follows the practice of charging maintenance and repairs, including the cost of removal of minor items of property, to expense as incurred. When regulated property that represents a retired unit is replaced or removed, the cost of such property is credited to utility plant, and such cost, net of salvage, is charged to the accumulated provision for depreciation in accordance with composite depreciation.

G.        Gas Stored-Base Gas.    Base gas, which is valued at original cost, represents storage volumes that are maintained to ensure that adequate well pressure exists to deliver current gas inventory. There were no purchases of base gas during the years ended December 31, 2015, 2014 and 2013. Please see Note 7, "Gain on Sale of Assets," in the Notes to Consolidated and Combined Financial Statements for information regarding the sale of storage base gas in 2013. Gas stored-base gas is included in Property, plant and equipment on the Consolidated Balance Sheets.
H.        Amortization of Software Costs.    External and internal costs associated with computer software developed for internal use are capitalized. Capitalization of such costs commences upon the completion of the preliminary stage of each project. Once the installed software is ready for its intended use, such capitalized costs are amortized on a straight-line basis generally over a period of five years. CPG amortized $8.7 million in 2015, $4.3 million in 2014 and $5.0 million in 2013 related to software costs. CPG’s unamortized software balance was $59.8 million and $18.3 million at December 31, 2015 and 2014, respectively.
I.        Goodwill.    CPG has $1,975.5 million in goodwill. All goodwill relates to the excess of cost over the fair value of the net assets acquired in the CEG acquisition on November 1, 2000. Please see Note 9, "Goodwill," in the Notes to Consolidated and Combined Financial Statements for further discussion.
J.       Impairments. An impairment loss on long-lived assets shall be recognized only if the carrying amount of a long-lived assets is not recoverable and exceeds its fair value. The test for impairment compares the carrying amount of the long-lived asset to the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. CPG recognized an impairment loss of $2.4 million for the year ended December 31, 2015 and zero for the years ended December 31, 2014 and 2013.
K.        Revenue Recognition.    Revenue is recorded as services are performed. Revenues are billed to customers monthly at rates established through the FERC's cost-based rate-making process or at rates less than those allowed by the FERC. Revenues are recorded on the accrual basis and include estimates for transportation provided but not billed.
The demand and commodity charges for transportation of gas under long-term agreements are recognized separately. Demand revenues are recognized monthly over the term of the agreement with the customer regardless of the volume of natural gas transported. Commodity revenues for both firm and interruptible transportation are recognized in the period the transportation services are provided based on volumes of natural gas physically delivered at the agreed upon delivery point.
CPG provides shorter term transportation and storage services for which cash is received at inception of the service period resulting in the recording of deferred revenues that are recognized in revenues over the period the services are provided.
Storage capacity revenues are recognized monthly over the term of the agreement with the customer regardless of the volume of storage service actually utilized. Injection and withdrawal revenues are recognized in the period when volumes of natural gas are physically injected into or withdrawn from storage.
CPG includes the subsidiary CEVCO, which owns the mineral rights to approximately 460,000 acres in the Marcellus and Utica shale areas. CEVCO leases or contributes the mineral rights to producers in return for royalty interest. Royalties from mineral interests are recognized on an accrual basis when earned and realized. Royalty revenue was $26.5 million, $43.8 million and $21.2 million for the years ended December 31, 2015, 2014 and 2013, respectively, and is included in "Other revenues" on the Statements of Consolidated and Combined Operations.
CPG periodically recognizes gains on the conveyance of mineral interest related to pooling of assets (production rights) in joint undertakings intended to find, develop, or produce oil or gas from a particular property or group of properties. The gains are initially deferred if CPG has a substantial obligation for future performance. As the obligation for future performance is satisfied, the deferred revenue is relieved and the associated gain is recognized. Gains on conveyances amounted to $52.3 million, $34.5 million and $7.3 million for the years ended December 31, 2015, 2014 and 2013, respectively, and are included in "Gain on sale of assets and impairment, net" on the Statements of Consolidated and Combined Operations.
L.      Earnings Per Share.    Basic EPS is based on net income attributable to CPG and is calculated based upon the daily weighted-average number of common shares outstanding during the periods presented. Also, this calculation includes fully vested awards that have not yet been issued as common stock. Diluted EPS includes the above, plus unvested stock awards granted under CPG's compensation plans, but only to the extent these instruments dilute earnings per share.
On July 1, 2015, 317.6 million shares of CPG common stock were distributed to NiSource stockholders in conjunction with the Separation. For comparative purposes, and to provide a more meaningful calculation for weighted-average shares, CPG has assumed this amount to be outstanding as of the beginning of each period prior to the Separation presented in the calculation of weighted-average shares outstanding.
The calculation of diluted average common shares is as follows:

Year Ended December 31, (in millions)	2015	2014	2013
			Predecessor
Basic average common shares outstanding	328.5	317.6	317.6
Dilutive potential common shares:
Shares restricted under stock plans	0.6	—	—
Diluted weighted average shares outstanding	329.1	317.6	317.6

Dividends. CPG paid a dividend of $0.125 per share to common stockholders on August 20, 2015. On August 4, 2015, CPG declared a dividend of $0.125 per share to common stockholders of record at October 30, 2015, payable November 20, 2015. On January 29, 2016, CPG declared a dividend of $0.12875 per share to common stockholders of record at February 8, 2016, payable February 19, 2016.
M.        Estimated Rate Refunds.    CPG collects revenue subject to refund pending final determination in rate proceedings. In connection with such revenues, estimated rate refund liabilities are recorded which reflect management’s current judgment of the ultimate outcomes of the proceedings. No provisions are made when, in the opinion of management, the facts and circumstances preclude a reasonable estimate of the outcome.
N.        Accounting for Exchange and Balancing Arrangements of Natural Gas.    CPG enters into balancing and exchange arrangements of natural gas as part of its operations. CPG records a receivable or payable for its respective cumulative gas imbalances. These receivables and payables are recorded as “Exchange gas receivable” or “Exchange gas payable” on CPG’s Consolidated Balance Sheets, as appropriate.
O.        Income Taxes and Investment Tax Credits.    CPG records income taxes to recognize full inter period tax allocations. Under the liability method, deferred income taxes are provided for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. To the extent certain deferred income taxes of CPG are recoverable or payable through future rates, regulatory assets and liabilities have been established.
In prior years, and for the period ending July 1, 2015, CPG joined in the filing of consolidated federal and state income tax returns with NiSource. CPG was a party to an agreement (“Tax Allocation Agreement”) that provides for the allocation of consolidated tax liabilities. The Tax Allocation Agreement generally provides that each party is allocated an amount of tax similar to that which would be owed had the party been separately subject to tax. In addition, the Tax Allocation Agreement provides that tax benefits associated with NiSource parent’s tax losses, excluding tax benefits from interest expense on acquisition debt, are allocated to and reduce the income tax liability of all NiSource subsidiaries having a positive separate company tax liability in a particular tax year.
The amounts of such tax benefits allocated to CPG that were recorded in equity in 2015, 2014 and 2013 were $5.8 million, $1.3 million and $5.3 million, respectively.
P.       Environmental Expenditures.    CPG accrues for costs associated with environmental remediation obligations when the incurrence of such costs is probable and the amounts can be reasonably estimated, regardless of when the expenditures are actually made. The undiscounted estimated future expenditures are based on currently enacted laws and regulations, existing technology and estimated site-specific costs where assumptions may be made about the nature and extent of site contamination, the extent of cleanup efforts, costs of alternative cleanup methods and other variables. The liability is adjusted as further information is discovered or circumstances change. The reserves for estimated environmental expenditures are recorded on the Consolidated Balance Sheets in “Other Accruals” for short-term portions of these liabilities and “Other noncurrent liabilities” for the respective long-term portions of these liabilities. CPG establishes regulatory assets on the Consolidated Balance Sheets to the extent that future recovery of environmental remediation costs is probable through the regulatory process. Please see Note 19, "Other Commitments and Contingencies" in the Notes to Consolidated and Combined Financial Statements for further discussion.
Q.        Accounting for Investments.    CPG accounts for its ownership interests in Millennium Pipeline using the equity method of accounting. Columbia Gas Transmission owns a 47.5% interest in Millennium Pipeline. The equity method of accounting is applied for investments in unconsolidated companies where CPG (or a subsidiary) owns 20 to 50 percent of the voting rights and can exercise significant influence.
CPG owns a 50.0% interest in Hardy Storage for the periods presented. CPG reflects the investment in Hardy Storage as an equity method investment.
Columbia Midstream entered into a 50:50 joint venture in 2012 with Hilcorp to construct Pennant, a new wet natural gas gathering infrastructure and NGL processing facilities to support natural gas production in the Utica Shale region of northeastern Ohio and western Pennsylvania. During the third quarter of 2015, an additional member, an affiliate of Williams Partners, joined the Pennant joint venture. Williams Partners' initial ownership investment in Pennant is 5.00%, and by funding specified investment amounts for future growth projects, Williams Partners can invest directly in the growth of Pennant. Such funding will potentially increase Williams Partners' ownership in Pennant up to 33.33% over a defined investment period. As a result of the buy-in, Columbia Midstream received $12.7 million in cash and recorded a gain of $2.9 million, and its ownership interest in Pennant decreased from 50.0% to 47.5%. CPG accounts for the joint venture under the equity method of accounting.
R.     Natural Gas and Oil Properties. CEVCO participates as a working interest partner in the development of a broader acreage dedication. The working interest allows CEVCO to invest in the drilling operations of the partnership in addition to a royalty interest in well production. Please see Note 1K, “Revenue Recognition,” in the Notes to Consolidated and Combined Financial Statements for further discussion regarding the royalty revenue. CEVCO uses the successful efforts method of accounting for natural gas and oil producing activities for their portion of drilling activities. Capitalized well costs are depleted based on the units of production method.
CEVCO’s portion of unproved property investment is periodically evaluated for impairment. The majority of these costs generally relate to CEVCO’s portion of the working interest. The costs are capitalized and evaluated (at least quarterly) as to recoverability, based on changes brought about by economic factors and potential shifts in business strategy employed by management. Impairment of individually significant unproved property is assessed on a field-by-field basis considering a combination of time, geologic and engineering factors.
The following table reflects the changes in capitalized exploratory well costs for the years ended December 31, 2015 and 2014:

(in millions)	2015	2014
Beginning Balance	$14.9	$1.9
Additions pending the determination of proved reserves	1.3	20.1
Reclassifications of proved properties	(14.5)	(7.1)
Ending Balance	$1.7	$14.9

As of December 31, 2015, there was $0.3 million of capitalized exploratory well costs that have been capitalized for more than one year relating to one project initiated in 2013.